SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 19, 1998


                              THE MCCLATCHY COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-9824                 52-2080478
----------------------------    -------------------    ------------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)         Identification Number)


         2100 "Q" STREET, SACRAMENTO, CA                 95816
    ----------------------------------------           ----------
    (Address of principal executive offices)           (Zip Code)


                                 (916) 321-1846
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         Effective March 19, 1998, McClatchy Newspapers, Inc. ("McClatchy"), a Delaware corporation, merged with and into MNI Mergerco, Inc. ("MNI Merger Sub"), a Delaware corporation and wholly owned subsidiary of The McClatchy Company (formerly named MNI Newco, Inc.) ("New McClatchy"), a Delaware corporation, and Cowles Media Company ("Cowles"), a Delaware corporation, merged with and into CMC Mergerco, Inc. ("CMC Merger Sub"), a Delaware corporation and wholly owned subsidiary of New McClatchy (collectively, the "Reorganization"), pursuant to the Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated as of November 13, 1997 and amended and restated as of February 13, 1998, by and among McClatchy, Cowles, New McClatchy, MNI Merger Sub, and CMC Merger Sub. Pursuant to the terms of the Reorganization Agreement, each outstanding share of McClatchy Class A common stock, par value $0.01 per share, and McClatchy Class B common stock, par value $0.01 per share, was converted, respectively, into shares of New McClatchy Class A common stock, par value $0.01 per share (the "New McClatchy Class A Common Stock"), and New McClatchy Class B common stock, par value $0.01 per share, and each outstanding share of Cowles common stock was converted into $90.50 in cash, shares of New McClatchy Class A Common Stock (based upon an exchange ratio of 3.01667 shares of New McClatchy Class A Common Stock for each share of Cowles common stock) or a combination of cash and New McClatchy Class A Common Stock. Based on elections of Cowles stockholders, approximately 6.4 million shares of New McClatchy Class A Common Stock were issued to Cowles stockholders and approximately $1.123 billion was paid to Cowles stockholders.

         New McClatchy, the registrant for this Current Report on Form 8-K, filed a Registration Statement on Form S-4 (Registration No. 333-46501) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") on February 18, 1998 which was declared effective by the SEC on February 19, 1998. The Registration Statement sets forth certain information regarding the Reorganization, McClatchy, Cowles, and New McClatchy, including, but not limited to, the date and manner of the Reorganization, a description of the assets involved, the nature and amount of consideration paid by McClatchy to the stockholders of Cowles, the principle followed in determining the amount of such consideration, the nature of any material relationships between the stockholders of Cowles and New McClatchy or any of its affiliates, any director or officer of New McClatchy, or any associate of any such director or officer, and the source of funds used for the consideration paid to Cowles stockholders.

Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of Business Acquired.

               (i) Cowles Media Company Consolidated Balance Sheets as of December 27, 1997 and December 28, 1996.

               (ii) Cowles Media Company Consolidated Statement of Earnings for the Nine Months Ended December 27, 1997 and December 28, 1996.

               (iii) Cowles Media Company Consolidated Statement of Cash
                     Flows For the Nine Months Ended December 27, 1997 and December 28, 1996.

               (iv) Cowles Media Company Notes to Interim Consolidated Financial Statements.

         (b)   Pro Forma Financial Information.

               (i) Pro Forma Condensed Combined Balance Sheet as of December 31, 1997.

               (ii) Pro Forma Condensed Combined Statement of Operations for the Twelve Months Ended December 31, 1997.

               (iii) Notes to Pro Forma Condensed Combined Financial Statements.

                              COWLES MEDIA COMPANY
                           CONSOLIDATED BALANCE SHEETS
                  AS OF DECEMBER 27, 1997 AND DECEMBER 28, 1996
                                   (UNAUDITED)

                     ALL REFERENCES ARE TO INTERIM PERIODS.
                                                                                 1997               1996
                                                                           ----------------    --------------
                                                                                     (In thousands)
Assets
Current assets:
       Cash and cash equivalents                                           $          5,469    $            -
       Receivables, less allowance for doubtful accounts of
            $9,341 as of December 27, 1997 and
            $10,353 as of December 28, 1996                                          71,511            62,571
       Inventories                                                                   15,311            13,435
       Deferred tax asset                                                             5,479             5,979
       Prepaid expenses and other                                                    16,916            15,590
                                                                           ----------------    --------------
             Total current assets                                                   114,686            97,575
                                                                           ----------------    --------------
Property, plant and equipment, at cost:
       Land and land improvements                                                    10,261            10,731
       Buildings                                                                     59,102            57,335
       Machinery and equipment                                                      184,245           172,854
       Construction in progress                                                      16,947            13,501
                                                                           ----------------    --------------
                                                                                    270,555           254,421
       Less accumulated depreciation                                                154,458           139,974
                                                                           ----------------    --------------
             Net property, plant and equipment                                      116,097           114,447
Intangible assets, net of accumulated amortization of $39,789
       as of December 27, 1997 and $37,900 as of December 28, 1996                  120,195           101,306
       Other assets                                                                   6,827             7,194
                                                                           ----------------    --------------
             Total                                                         $        357,805    $      320,522
                                                                           ================    ==============

Liabilities and Stockholders' Equity
Current liabilities:
       Current installments of long-term debt                              $          8,841             6,085
       Accounts payable                                                              14,669            14,463
       Accrued expenses and other liabilities                                        51,251            50,926
       Unearned income, principally subscriptions paid in advance                    49,090            51,233
       Income taxes                                                                   3,723             6,385
                                                                           ----------------    --------------
             Total current liabilities                                              127,574           129,092
Long-term debt, less current installments                                            82,993            85,368
Deferred income taxes                                                                11,014             9,608
Deferred credit                                                                       1,875             3,375
Other liabilities                                                                    23,348            18,674
Stockholders' equity:
       Voting common stock, $0.17 stated value; 4,000,000 shares authorized;
       3,858,687 shares issued; and 3,837,006
       and 3,827,920 shares outstanding                                                 643               643
       Non-voting common stock, $0.17 stated value; 10,600,000
       shares authorized; 10,145,836 shares issued;
       and 10,060,870 and 9,892,200 shares outstanding                                1,691             1,691
       Capital in excess of stated value                                              4,562             4,406
       Retained earnings                                                            107,000            75,320
                                                                            ----------------   --------------
                                                                                    113,896            82,060
Less:
       Treasury stock at cost; 106,648 as of December 27, 1997
       and 284,403 as of December 28, 1996                                            2,895             7,655
                                                                            ----------------   --------------
       Total stockholders' equity                                                   111,001            74,405
                                                                            ----------------   --------------
Commitments and contingent liabilities
       Total                                                                $       357,805    $      320,522
                                                                            ================   ==============


       SEE ACCOMPANYING NOTE TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS.


                              COWLES MEDIA COMPANY
                       CONSOLIDATED STATEMENT OF EARNINGS
                   FOR THE NINE MONTHS ENDED DECEMBER 27, 1997
                              AND DECEMBER 28, 1996
                                   (UNAUDITED)

                     ALL REFERENCES ARE TO INTERIM PERIODS.

                                                            1997               1996
                                                       ---------------    --------------
                                                                (In thousands)

Operating Revenue                                      $       401,667    $      387,359
Expenses:
       Operating                                               327,009           327,132
       Depreciation                                             12,852            11,864
       Amortization of intangible assets                         4,785             5,600
                                                       ---------------    --------------
             Operating earnings                                 57,021            42,763
                                                       ---------------    --------------
Other income (expenses), net:
       Investment income                                           406               202
       Interest expense                                         (4,708)           (5,955)
       Other, net                                                  576             4,181
                                                       ---------------    --------------
                                                                (3,726)           (1,572)
                                                       ---------------    --------------
             Earnings before income taxes                       53,295            41,191
Provision for income taxes                                      19,281            18,577
                                                       ===============    ==============
Net earnings                                           $        34,014    $       22,614
                                                       ===============    ==============
Net earnings per share:
       Basic                                           $          2.44    $         1.63
       Dilutive                                        $          2.41    $         1.63
Average equivalent common shares:
       Basic                                                    13,922            13,884
       Dilutive                                                 14,121            13,897

       SEE ACCOMPANYING NOTE TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS.

                              COWLES MEDIA COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                   FOR THE NINE MONTHS ENDED DECEMBER 27, 1997
                              AND DECEMBER 28, 1996
                                   (UNAUDITED)

                     ALL REFERENCES ARE TO INTERIM PERIODS.
                                                                          1997             1996
                                                                     --------------    ------------
                                                                             (In thousands)

Net cash from operating activities                                   $       37,487    $     36,838

Cash Flows from Investing Activities:
      Net cash outlay for acquisitions                                      (15,176)         (4,963)
      Capital expenditures                                                  (12,857)        (12,142)
      Proceeds from sales of assets and businesses                              144           5,704
      Other                                                                    (981)         (1,165)
                                                                     --------------    ------------
            Net cash used by investing activities                           (28,870)        (12,566)
                                                                     --------------    ------------
Cash Flows from Financing Activities:
      Preceeds from long-term debt                                                -          20,000
      Payments on long-term debt                                             (5,672)        (33,747)
      Dividends paid                                                         (7,023)         (6,627)
      Proceeds from stock options exercised                                   4,660             165
      Capital stock repurchased                                                (959)         (4,673)
      Other                                                                     (21)            (64)
                                                                     --------------    ------------
            Net cash used by financing activities                            (9,015)        (24,946)
                                                                     --------------    ------------
Net Change in Cash and Cash Equivalents                                        (398)           (674)
Cash and cash equivalents at beginning of year                                5,867             674
                                                                     --------------    ------------
Cash and cash equivalents at end of period                           $        5,469    $          -
                                                                     ==============    ============

       SEE ACCOMPANYING NOTE TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS.

                              COWLES MEDIA COMPANY
                NOTE TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

                      December 27, 1997, December 28, 1996

          ALL REFERENCES ARE TO INTERIM PERIODS UNLESS OTHERWISE NOTED.

         The interim financial statements should be read in conjunction with the audited consolidated financial statements of Cowles Media Company and related notes thereto included in the filing of MNI Newco, Inc. on Form S-4 with the U.S. Securities and Exchange Commission on February 17, 1998.

         In the opinion of management, the interim financial statements contain all adjustments necessary to present fairly the Company's balance sheets, consolidated statement of earnings and cash flows for the interim periods presented. All adjustments are normal recurring entries. These interim financial statements are not necessarily indicative of the results to be expected for a full year.

             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 1997
                                 (In Thousands)
                                                                                          PRO FORMA
                                                                         PRO FORMA         COMBINED      PRO FORMA
                                         McCLATCHY        COWLES         PURCHASE          PRIOR TO      BUSINESSES
                                        DECEMBER 31,    DECEMBER 27,     ACCOUNTING       BUSINESSES      DISPOSED       PRO FORMA
                                            1997            1997         ADJUSTMENTS       DISPOSED      ADJUSTMENTS      COMBINED
                                        ------------    ------------    -------------   -------------   --------------   ----------
                                                                         (See Note 1)                    (See Note 2)

Current assets                          $    122,795    $    114,686    $       2,271   $     239,752   $     (50,892)   $  188,860
Property, plant and equipment, net           325,186         116,097           71,436         512,719         (57,806)      454,913
Intangibles, net                             393,215         120,195        1,173,646       1,687,056        (116,550)    1,570,506
Other assets                                  12,585           6,827           59,339          78,751            (736)       78,015
                                        ------------    ------------    -------------   -------------   -------------    ----------

     Total assets                       $    853,781    $    357,805    $   1,306,692   $   2,518,278   $    (225,984)    2,292,294
                                        ============    ============    =============   =============   =============    ==========

Current liabilities, excluding the
  current portion of long-term debt     $     98,443    $    118,738    $           -   $     217,176   $     (50,984)   $  166,192
Long-term debt                                94,000          91,834        1,122,312       1,308,146        (167,700)    1,140,446
Other long-term obligations                   96,669          36,237          103,188         236,094          (7,300)      228,794
Stockholders' equity:
   Common stock                                  381           2,334          (2,270)             445               -           445
   Additional paid in capital                 74,354           4,562          187,567         266,483               -       266,483
   Retained earnings                         489,934         104,105        (104,105)         489,934               -       489,934
                                        ------------    ------------    -------------   -------------   -------------    ----------
   Total                                     564,669         111,001           81,192         756,862               -       756,862
                                        ------------    ------------    -------------   -------------   -------------    ----------

     Total liabilities and
          stockholders' equity          $    853,781    $    357,805    $   1,306,692   $   2,518,278   $    (225,984)    2,292,294
                                        ============    ============    =============   =============   =============    ==========

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS.

        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                                 (In Thousands)
                                                                                        PRO FORMA
                                                                      PRO FORMA          COMBINED       PRO FORMA
                                      McCLATCHY         COWLES         PURCHASE          PRIOR TO       BUSINESSES
                                     December 31,    December 27,     ACCOUNTING        BUSINESSES       DISPOSED       PRO FORMA
                                         1997            1997         ADJUSTMENTS         DISPOSED      ADJUSTMENTS     COMBINED
                                    -------------   -------------   --------------   ---------------  --------------  ------------
                                                                     (See Note 3)                      (See Note 4)
Revenues - net                       $    641,950         531,377                -   $    1,173,327   $   (161,543)   $  1,011,784

Operating expenses                       (472,926)       (440,388)                -  $     (913,314)       150,557        (762,757)
Depreciation and amortization             (53,269)        (22,366)         (49,051)  $     (124,686)         9,169        (115,517)
                                     ------------   -------------   --------------   ---------------  ------------    ------------
  Total expenses                         (526,195)       (462,754)         (49,051)      (1,038,000)       159,726        (878,274)

Operating income                          115,755          68,623          (49,051)  $      135,327         (1,817)        133,510

Interest expense                           (8,698)         (7,026)         (83,051)  $      (98,775)        14,965         (83,810)
Other                                       9,203           3,827                -   $       13,030           (670)         12,360
                                    -------------   -------------   --------------   --------------   ------------    ------------

Income before taxes                       116,260          65,424         (132,102)  $       49,582   $     12,478    $     62,060
Income taxes                              (47,461)        (24,532)          43,526   $      (28,467)  $     (1,057)        (29,524)
                                    -------------   -------------   --------------   --------------   ------------    ------------

Income from continuing operations   $      68,799   $      40,892   $      (88,576)  $       21,115   $     11,421    $     32,536
                                    =============   =============   ==============   ==============   ============    ============

Weighted average shares                    38,155                            6,406                                          44,561

Diluted earnings per share          $        1.80                                                                     $       0.73


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS.

     NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1.  Pro Forma Adjustments to Reflect Purchase Accounting

     The Following tables set forth the determination of the estimated purchase price as of December 31, 1997 based on a market value of $30.00 per share of McClatchy Common Stock, and assumes that 15% of the total consideration in the Cowles Merger is paid in The McClatchy Company Class A Common Stock (in thousands):

McClatchy Class A Common Stock (6,406,456 @ $30.00 per share)   $       192,193
Assumed debt
                                                                         91,834
Cash paid including transaction costs                                 1,122,312
                                                                ---------------
Estimated purchase price                                        $     1,406,339
                                                                ===============

      The McClatchy Company funded the merger of Cowles using bank debt along with issuing Class A Common Stock as discussed above. A syndicate of banks have provided the debt in three tranches. The term loan facility consists of two tranches: Tranche A, of $735 million, bears interest at LIBOR plus 125 basis points and is payable in seven years; and Tranche B, of $330 million, bears interest at LIBOR plus 175 basis points and is payable in nine and one-half years. In addition, a revolving credit facility of up to $200 million bears interest at LIBOR plus 125 basis points, is partially available for The McClatchy Company's working capital needs and is payable in seven years. The debt is secured by certain assets of The McClatchy Company, and all of the debt is pre-payable without penalty. To the extent that the Company reduces outstanding debt relative to its EBITDA, the interest rate spread over LIBOR on the debt will decline. Although McClatchy has no present plan in place for early repayment of this debt, the Company intends to accelerate payments on this debt as cash generation allows.

      The estimated transaction costs totaling $30 million include approximately $20 million of bank fees and approximately $10 million in advisory, accounting and legal fees, including costs of disposing of the Non-newspaper Subs (See note
2).

      The preliminary allocation of the estimated purchase price is as follows (in thousands):

Cowles shareholder equity as reported                        $        111,001
Cowles debt as reported                                                91,834
Increases to assets and liabilities:
  Newsprint inventory at fair market price                              2,271
  Star Tribune property                                                22,000
  Non-newspaper net assets                                             49,436
  Star Tribune identifiable intangible assets                         136,000
  Pension and other assets                                             59,339
  Deferred income taxes payable                                      (103,188)
  Goodwill                                                          1,037,646
                                                             ----------------

Investment in Cowles                                         $      1,406,339
                                                             ================

2.   Pro Forma Adjustments for Businesses Disposed

     McClatchy and Cowles executed definitive agreements in January 1998 to sell Cowles magazine subsidiaries to PRIMEDIA, Inc., and to sell its book publishing subsidiary to a management group led by the subsidiary's president. The sales of the non-newspaper subsidiaries, valued at $208.1 million including the assumption of $29.4 million in debt and other liabilities, closed on March 19,1998. Accordingly, the pro forma financial statements reflect these businesses as a discontinued operating segment. The following adjustments are in thousands:

                                                                                                Pro Forma
     To reclassify assets and liabilities of segment sold:                                      Businesses
                                                                 Cowles          Pro Forma      Disposed
                                                            December 27, 1997   Adjustments    Adjustments
                                                            -----------------   ------------   -----------

Current assets                                              $         50,892    $          -        50,892
Net property, plant & equipment
  including increase in carrying value                                 8,370          49,436        57,806
Net intangibles                                                      116,550               -       116,550
Other assets                                                             736               -           736
Current liabilities                                                  (50,984)              -       (50,984)
Long-term debt                                                       (21,767)           (333)      (22,100)
Other obligations                                                     (5,228)         (2,072)       (7,300)
                                                            ----------------   -------------   -----------
     Net reduction in New McClatchy debt                    $         98,569          47,031   $   145,600
                                                            ================   =============   ===========

     The carrying value of the net assets sold represents McClatchy's best estimate of the after-tax proceeds expected to reduce debt. McClatchy did not have a gain or loss on the sale of these assets. The after-tax proceeds are net of $3 million in costs ($2 million in advisor fees and $1 million in legal and accounting fees). McClatchy's debt and other obligations are reduced by $175 million (debt assumed by buyers $22.1 million, other obligations assumed of $7.3 million and after-tax proceeds of $145.6 million applied to new debt).

3. Pro Forma Adjustments to Combined Statement of Operations (excluding assets to be sold) for the year ended December 31, 1997:

Increase in depreciation and amortization
on carrying value of property, plant and
equipment and identifiable intangible assets of
Star Tribune                                           $            (23,110)

Increase in amortization of goodwill                                (25,941)

Interest charges on new debt @ 7.4%                                 (83,051)

Tax effect of pro forma adjustments                                  43,526
                                                       --------------------
                                                       $            (88,576)
                                                       ====================
The tax effects are calculated as follows:

Additional depreciation and amortization               $            (49,051)
Additional interest                                                 (83,051)
                                                       --------------------
Net income adjustments                                             (132,102)
Non taxable goodwill amortization                                    25,941
                                                       --------------------
Net taxable adjustments                                            (106,161)
Statutory rate                                                           41%
                                                       --------------------
Taxes                                                  $            (43,526)
                                                       ====================

4.  Pro Forma Adjustments for Businesses Disposed

     To reclassify operating results of discontinued operations (in thousands):

                                                       Cowles        Businesses
                                                    December 31,      Pro Forma     Disposed
                                                        1997         Adjustments   Adjustments
                                                    -----------      -----------  ------------

Revenues                                            $ (161,543)      $        -   $  (161,543)
Operating expenses                                    (150,557)               -      (150,557)
Depreciation and amortization                            9,169                -         9,169
Operating income                                        (1,817)               -        (1,817)
Interest expense                                        (2,015)         (12,950)      (14,965)
Other non-operating expense                               (670)               -          (670)
Earnings before taxes                                     (472)          12,950        12,478
Taxes                                                   (4,253)           5,310         1,057
Adjustment to income from continuing operations     $    3,781            7,640        11,421

Pro forma adjustments to remove interest on debt repaid with net proceeds of sales of non-newspaper businesses and related tax effect.

         (c)   Exhibits.

         2.1 Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated as of November 13, 1997 and amended and restated as of February 13, 1998, by and among McClatchy, Cowles, New McClatchy, MNI Merger Sub, and CMC Merger Sub. (Attached as Annex A to the Joint Proxy/Prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 233-46501) and incorporated by reference herein.)

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  May 26, 1998

                                             The McClatchy Company



                                             By  /s/ Karole Morgan-Prager
                                               --------------------------------
                                                     Karole Morgan-Prager
                                                Vice President, General Counsel
                                                   and Corporate Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                      Description
-----------                      -----------

    2.1    Agreement and Plan of Merger and Reorganization (the
           "Reorganization Agreement"), dated as of November 13, 1997 and amended and restated as of February 13, 1998, by and among McClatchy, Cowles, New McClatchy, MNI Merger Sub, and CMC
           Merger Sub. (Attached as Annex A to the Joint Proxy/Prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 233-46501) and incorporated by reference herein.)